UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 8, 2018

TENNANT COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Tennant Company ("the Company") is hereby filing this Form 8-K/A to the Current Report on Form 8-K, which the Company originally filed with the Securities and Exchange Commission on January 8, 2018 (the "Form 8-K"). This Form 8-K/A is being filed solely to include a revised consent of the independent registered public accounting firm, KPMG LLP.
The consent of KPMG LLP included in Exhibit 23.1 (the "Original Exhibit 23.1") to the Form 8-K included an incorrect date reference with respect to Note 23 to the consolidated balance sheets of Tennant Company and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of earnings, comprehensive income, cash flows and shareholders’ equity for each of the years in the three-year period ended December 31, 2016, and the related financial statement schedule, which report appears in the Form 8-K. The revised and updated consent attached hereto as Exhibit 23.1 (the "Revised Exhibit 23.1") supersedes and replaces the Original Exhibit 23.1. The Revised Exhibit 23.1 does not change any previously reported financial results of operations or any disclosures in the audited financial statements of the Company referenced in the Original Exhibit 23.1.

Item 9.01.                Financial Statements and Exhibits.

(d)    Exhibits.

23.1 Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: January 9, 2018	By:	/s/ Thomas Paulson
Thomas Paulson
Senior Vice President and Chief Financial Officer